CONTROL CHIEF HOLDINGS, INC. FORM DEF 14A

CONTROL CHIEF HOLDINGS, INC.

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Control Chief Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

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PROXY CARD/DEFINITIVE COPY

REVOCABLE PROXY

CONTROL CHIEF HOLDINGS, INC.

[ X ] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David I. Cohen and Craig A. Hartburg as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Control Chief Holdings, Inc. Of the undersigned on May 25, 2001 or and adjournment thereof.

The proxies are instructed to vote as follows:

  Election of directors as listed below.

  Douglas S. Bell, David I. Cohen, Mark A. George, Craig A. Hartburg, C. Lawrence Shields, Michael A. Zurat.

FOR	WITHHOLD	FOR ALL EXCEPT
[ ]	[ ]	[ ]

  INSTRACTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

  Proposal to approve the appointment of Diefenbach, Delio, Kearney & DeDionisio as independent certified public accountants of Control Chief Holdings, Inc.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

  The Proxies are authorized to vote in their discretion upon such other business as may legally come before the meeting or any adjournment thereof.

This Proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. If NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. The Proxies will use their discretion with respect to any matters referred to in item 3.

Please mark, sign exactly as name appears above, date and return Proxy Card promptly, using the enclosed envelope. When shares are held by Joint Tenants, or Guardian, please give full title as such.

Please be sure to sign and date this Proxy on the lines below.

Stockholder Sign Above

Date

Detach above card, sign date and mail in postage paid envelope provided.

CONTROL CHIEF HOLDINGS, INC.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

Definitive Copy

CONTROL CHIEF HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
Bradford, Pennsylvania
April 25, 2001

TO THE SHAREHOLDERS OF CONTROL CHIEF HOLDINGS, INC.:

As a shareholder of Control Chief Holdings, Inc. (the"Company"), you are hereby given notice of and invited to attend in person or by proxy the Annual Meeting of Shareholders of the Company at the Company's Corporate Offices at 200 Williams Street, Bradford, Pennsylvania on May 25, 2001, at 10:00 a.m. EDT for the following purposes:

  To elect six Directors to hold office for a term expiring upon the 2002 Annual Meeting of Shareholders or until their successors shall have been duly elected and qualified;
  To approve the appointment of Diefenbach, Delio, Kearney & DeDionisio as independent auditors of the Company;
  To transact such other business, if any, as may legally come before the meeting or any adjournments thereof.

Reference is made to the accompanying Proxy Statement for more complete information concerning the foregoing matters.

The Board of Directors has fixed the close of business on April 16, 2001 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment(s) thereof. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors

/s/ Douglas S. Bell
Douglas S. Bell

Chairman

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY
SHARES YOU OWNED ON THE RECORD DATE

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY.

CONTROL CHIEF HOLDINGS, INC.
200 Williams St. Bradford, Pennsylvania 16701 . P.O. Box 141 . Bradford, Pennsylvania 16701

PROXY STATEMENT

Solicitation of Proxy

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Control Chief Holdings, Inc. (the "Company") of proxies for use at the Annual Meeting of Shareholders to be held at the Company's Corporate Offices at 200 Williams Street, Bradford, Pennsylvania on May 25, 2001, at 10:00 a.m. EDT and any adjournments thereof. The matters to be considered and acted upon at such meeting are referred to in the accompanying Notice of Annual Meeting and are more fully discussed herein.

The record date for the determination of shareholders entitled to vote at the meeting is the close of business on April 16, 2001. On that date, 986,930 shares of Common Stock, par value $.50 per share (the "Common Stock"), were issued and outstanding. Each share of Common Stock entitles the holder thereof to one (1) vote.

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding Common Stock constitutes a quorum for the Annual Meeting and for acting on the matters specified in the Notice.

Shares represented by proxies will be voted in accordance with the specifications made on the proxy card by the shareholder. Any proxy not specifying to the contrary will be voted FOR all proposals.

This Proxy Statement and the form of proxy are being mailed to shareholders on or about April 25, 2001.

Revocation of Proxy

A proxy may be revoked by a shareholder at any time prior to its use by filing with the Company a duly executed proxy bearing a later date or by giving written notice of such revocation to the Secretary of the Company. A proxy is also subject to revocation if the person executing the proxy is present at the meeting and chooses to vote in person.

Annual Report

The combined annual report and Form 10-KSB of the Company for the transition period July 1, 2000 to December 31, 2000, is enclosed with this Proxy Statement.

Corporate Governance

At the Annual Meeting, a Board of Directors consisting of six directors is to be elected. Each director shall serve until the next Annual Meeting of Shareholders or until his successor shall have been duly elected and qualified. It is intended that the persons named in the proxies will vote for the election of the six directors named below, unless a shareholder giving a proxy withholds authority to vote for one or more of them. If any nominee is unable to serve, or for good cause declines to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend.

On June 29, 2000, the Executive Committee of the Board of Directors changed the year end of the Company from June 30 to December 31, effective June 30, 2000. During the transition period July 1, 2000 to December 31, 2000, the Board of Directors of the Company held two meetings. Each director, with the exception of Mr. C. Lawrence Shields, attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he served as a director and (b) the total number of meetings held by all committees of the Board on which he served.

Because of matters requiring Board consideration throughout the year, the Board of Directors has established a number of committees to devote attention to specific subjects, as further described herein.

Committees of the Board of Directors

During the intervals between meetings of the Board of Directors, the Executive Committee may exercise all the powers of the Board (except those powers specifically reserved by New York Law to the full Board of Directors) in the management and direction of the business and conduct of the affairs of the Company in all cases in which specific directions have not been given by the Board. The Executive Committee consisted of Mr. Douglas S. Bell, Mr. Michael A. Zurat, and Mr. C. Lawrence Shields. It met once during the prior fiscal year ended June 30, 2000. The Executive Committee did not meet during the transition period ended December 31, 2000.

The Compensation Committee establishes executive compensation polices and makes recommendations to the Board of Directors. The Compensation Committee consisted of Mr. C. Lawrence Shields, Mr. Craig A. Hartburg, and Mr. N. James Sekel until February 14, 2000, at which time Mr. N. James Sekel resigned from the Board. All members of the Compensation Committee were outside Directors. The Compensation Committee met once during the prior fiscal year ended June 30, 2000. It did not meet during the transition period ended December 31, 2000.

The Nominating Committee has the responsibility for nominating a slate of directors for the ensuing fiscal year. The Committee will consider nominees recommended by shareholders, and such recommendations, together with appropriate biographical information, may be submitted to the Company in writing to the attention of the Nominating Committee at least ninety days before the next Annual Meeting. The Committee was comprised of Mr. Craig A. Hartburg, Mr. Christopher G. Hauser, and Mr. C. Lawrence Shields, outside Directors. The following slate of directors is nominated for a one year term: Mr. Douglas S. Bell, Mr. David I. Cohen, Mr. Mark A. George, Mr. Craig A. Hartburg, Mr. C. Lawrence Shields, and Mr. Michael A. Zurat.

The Audit Committee recommends to the Board of Directors the engagement of the independent auditors of the Company and reviews with the independent auditors the scope and results of the Company's audits, the Company's internal accounting controls and the professional services furnished by the independent auditors to the Company. The Audit Committee, which was comprised of Mr. Craig A. Hartburg, Mr. Christopher G. Hauser, and Mr. N. James Sekel until February 14, 2000, at which time Mr. N. James Sekel resigned from the Board, held one meeting during the prior year ended June 30, 2000. The Audit Committee held one meeting during the transition period ended December 31, 2000. All members of the Audit Committee were independent Directors (as defined in applicable NASD rules).

Report of The Audit Committee

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibilities with respect to the external reporting process and the adequacy of the Company's internal controls. Specific responsibilities of the Audit Committee are set forth in the Audit Committee Charter adopted by the Board.

The Audit Committee is comprised of three Directors, all of whom meet the standards of independence adopted by the Nasdaq Stock Market, Inc. The Audit Committee recommends to the Board the appointment of the Company's independent public accountants. Management has the primary responsibility for the Company's financial statements and the reporting process. Diefenbach, Delio, Kearney & DeDionisio, the Company's independent certified public accountants, is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed with management and Diefenbach, Delio, Kearney & DeDionisio the audited financial statements of the Company for the prior fiscal year ended June 30, 2000 and for the transition period ended December 31, 2000. The Audit Committee has discussed with Diefenbach, Delio, Kearney & DeDionisio the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from Diefenbach, Delio, Kearney & DeDionisio the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with Diefenbach, Delio, Kearney & DeDionisio their independence. The Audit Committee has satisfied itself as to the independence of Diefenbach, Delio, Kearney & DeDionisio.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the transition period ended December 31, 2000 filed with the Securities and Exchange Commission.

Audit Committee

Mr. Craig A. Hartburg
Mr. Christopher A. Hauser

Compensation of Directors

Non-employee directors of the Company receive compensation of $250 for each regular or committee meeting attended. Employee directors are not paid any fees or additional compensation for service as members of the Board or any of its committees. All directors are reimbursed for expenses incurred in attending Board and committee meetings.

Proposal No. 1

Election of Directors

Mr. Douglas S. Bell, Mr. Michael A. Zurat, Mr. C. Lawrence Shields, and Mr. Craig A. Hartburg are present directors of the Company. Six directors are nominated for election at the Annual Meeting. Each director will serve until the next Annual Meeting of the Shareholders or until his successor shall be elected and shall qualify. The names and certain information concerning the nominees are set forth below. All nominees named below have indicated their willingness to accept election, and management has no reason to believe that any of the nominees named below will be unable or unwilling to serve. The proxies will not be used for a greater number of persons than the number so named. Under New York law, the affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required to elect a nominee as a Director.

			Director of
	Principal Occupation of Employment		Company
Name	During the Past Five Years	Age	Since

Douglas S. Bell	Elected Chairman of the Board of Directors and President and Chief Executive Officer of the Company in November of 1994. Mr. Bell has held various executive positions and served as a Director of the Company's wholly owned subsidiary, Control Chief Corporation. Mr. Bell is a graduate of Clarion University of Pennsylvania and is the son-in-law of Mr. C. Lawrence Shields, a Director of the Company.	51	1988

Michael A. Zurat	Executive Vice President of the Company since October of 1998. Formerly Senior Vice President and Vice President of Manufacturing and Technical Sales of Allegheny Bradford Corporation. Member of the Board of Directors of State Line Supply Co. Attended Lock Haven University. Honorably discharged from the United State Marine Corps with a Bronze Star Medal w/combat V.	53	1999

C. Lawrence Shields	Chairman from 1986 to 1994. In 1971 Mr. Shields founded Control Chief Corporation and served as President and Director until May 1990. Mr. Shields is the father-in-law of Mr. Douglas Bell, Chairman and a Director of the Company.	72	1983

Craig A. Hartman	President of Servco Services, Inc., a Bradford, PA based Company, since 1995. Mr. Hartburg is a graduate of the University of Pittsburgh with a BA Degree in economics and political science.	44	1999

David I. Cohen	Director/Partner in the law firm of Cohen & Grigsby, P.C. since 1999. Prior to joining Cohen and Grigsby, P.C., Mr. Cohen was a partner at Titus & McConomy. Mr. Cohen graduated from West Virginia University with a BSBA degree in accounting. Mr. Cohen received his JD from the University of Pittsburgh in 1976. Mr. Cohen is a member of the Pennsylvania and Florida Bar Associations.	49

Mark A. George	Vice President of Sales for Cutco International, Inc., an Olean, NY based subsidiary of Alcas Corporation. Director of Cutco Korea and Cutco Austrailia, International Branch Operations. Mr. George graduated from the University of Pittsuburgh with a Bachelor's Degree in Political Science with an Asian Concentration.	48

The Board recommends a vote FOR the approval of the slate of nominees as presented.

Securities Owned By Management

The following table provides information regarding beneficial ownership of the Company's Common Stock as of February 23, 2001 by each director and nominee, the Company's Chief Executive Officer and each other executive officer whose annual aggregate remuneration during 2000 exceeded $100,000 and all executive officers and directors as a group. All persons listed below have sole voting and investment power with respect to their common stock unless otherwise indicated.

		Shares of	Total Shares	Percentage of
	Shares of	Stock Subject	Beneficially	Outstanding
Name	Stock Owned	to Options	Owned	Stock
Douglas S. Bell (1) (2) (3)	427,050	1,250	428,300	43.4%
C. Lawrence Shields (5)	625	375	1,000	0.1%
Craig A. Hartburg (4)	156	375	531	0.0%
Michael A. Zurat	---	---	---	0.0%
David I. Cohen	---	---	---	0.0%
Mark A. George	---	---	---	0.0%
All Directors, Officers and Nominees
as a group(7 persons, including
those named above)	427,862	4,125	431,987	43.8%

(1) Held with wife as joint tenants with rights of survivorship.
  Includes 5,156 shares of common stock held by Mr. Bell as trustee for custodial accounts for his minor child.
  Includes 1,250 shares of common stock subject to acquisition by exercise of outstanding options granted in 1997.
  Includes 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1999.
  Includes 375 shares of common stock subject to acquisition by exercise of outstanding options granted in 1996.

Executive Officers

The executive officers of the Company are set forth in the table below. All executive officers are elected at the annual meeting or interim meetings of the Board of Directors. No arrangements or understanding exists between any executive officer and any other person pursuant to which he was elected as an executive officer.

Name	Age	Position and Period Served

Douglas S. Bell	51	Director of the Company since 1988. Chairman of the Board, President, and Chief Executive Officer. Director and an executive officer with Control Chief Corporation.

Michael A. Zurat	53	Elected Executive Vice President of the Company in October of 1998.
		Nominee for Director of the Company.

Stephen J. Pachla	50	Elected Treasurer of the Company in November 1994. Treasurer of Control Chief Corporation since November 1994.

Executive Compensation/Cash Compensation

The following table sets forth for the calendar year ended December 31, 2000 the remuneration of the Company's Chief Executive Officer and any executive officer whose aggregate remuneration exceeded $100,000 (together, the "Named Executive Officers").

Summary Compensation Table

		Long Term Compensation
Annual Compensation		Awards			Payouts
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
				Other
Name				Annual	Restricted			All Other
And				Compen-	Stock		LTIP	Compen-
Principal				Sation	Award(s)	Options/	Payouts	Sation
Position	Year	Salary ($)	Bonus ($)	($)	($)	SARs (#)	($)	($)

Douglas S.	2000	227,974	50,000	0	0	0	0	3,6801
Bell	1999	206,862	0	0	0	0	0	2,6102
CEO	1998	108,177	22,500	0	0	0	0	1,4413

Michael A.	2000	100,408	10,000	0	0	0	0	2,2501
Zurat	1999	88,695	21,500	0	0	0	0	7382
Exec. VP

1 Employer contributions made under the nondiscriminatory 401(K) feature of the Company's Profit Sharing Plan for fiscal year ended December 31, 2000.

2 Employer contributions made under the nondiscriminatory 401(K) feature of the Company's Profit Sharing Plan for fiscal year ended December 31, 1999.

3 Employer contributions made under the nondiscriminatory 401(K) feature of the Company's Profit Sharing Plan for fiscal year ended December 31, 1998.

Stock Options

The following tabulation shows as to the Named Executive Officers the amount of options granted, the amount of shares acquired since that date through the exercise of options granted since that date or prior thereto and the amount of shares subject to all unexercised options held as of December 31, 2000. During the transition period July 1, 2000 to December 31, 2000 and the fiscal year ended June 30, 2000, no options were granted.

Options/SAR Grants in Last Fiscal Year
		Individual Grants
(a)	(b)	(c)	(d)	(e)
		% of Total
		Options/SARs
	Options/	Granted to
	SARs	Employees in	Exercise or Base	Expiration
Name	Granted (#)	Fiscal Year	Price ($ / Sh)	Date
Douglas S.	0	N/A	N/A	N/A
Bell
CEO

Michael A.	0	N/A	N/A	N/a
Zurat
Exec. VP

Aggregated Option/SAR Exercises in Last Fiscal Year

And Fiscal Year End Option/SAR Values
(a)	(b)	(c)	(d)	(e)
Value of Unexercised
Number of Unexercised	In-the-Money
Shares	Options/SARs at	Options/SARs at
Acquired on	Value	Fiscal Year End (#)	Fiscal Year End ($)
Name	Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Douglas S.	0	0	1,250	0	5,000	0
Bell
CEO

Michael A.	0	0	0	0	0	0
Zurat
Exec. VP

Employment Agreement

Mr. Douglas S. Bell and the Company entered into an employment agreement as of May 21, 1999, pursuant to which Mr. Bell serves as Chief Executive Officer and President of the Company. Under the employment agreement, which has a term of ten years, Mr. Bell receives an annual base salary of $225,000. In addition, Mr. Bell may receive performance-based annual increases and/or bonuses. Mr. Bell is also entitled to employee benefits generally made available to other officers of the Company.

Certain Relationships and Related Transactions

The Company leases from Mr. C. Lawrence Shields and Mrs. Dorothy V. Shields its 20,000 square foot office building and approximately 2.5 acres of land located at 200 Williams Street, Bradford, PA. For the transition period July 1, 2000 to December 31, 2000, the Company paid $56,557 in rental fees and real estate taxes. For the prior fiscal year ended June 30, 2000, the Company paid $95,593 in rental fees and real estate taxes. Mr. C. Lawrence Shields is a Director and past Chairman of the Board of the Company.

Principal Holders of Common Stock

Set forth below is information as of February 23, 2001, concerning ownership of shares of the Company's Common Stock by all persons known by the Company to own beneficially more than 5% of the Company's Common Stock. All persons listed below have sole voting and investment power with respect to their common stock unless otherwise indicated.
Name and Address	Amount and Nature of	Percentage
of Beneficial Owner	Beneficial Ownership	of Class
Douglas S. and Janine M. Bell	428,300 (1)	43.4%
101 Russell Boulevard
Bradford, PA 16701

(1) Held as joint tenants with rights of survivorship. Includes 5,156 shares of common stock held as trustee for custodial accounts for their minor child.

Proposal No. 2

Approval of the Selection of Independent Accountants

The Board of Directors has approved the reappointment of Diefenbach, Delio, Kearney & DeDionisio as the Company's independent certified public accountants. The Board seeks shareholder approval of the selection. Diefenbach, Delio, Kearney & DeDionisio has advised the Company that they are independent accountants with respect to the Company, within the meaning of standards established by the American Institute of Certified Public Accountants, the Independence Standards Board and federal laws administered by the Securities and Exchange Commission.

Audit Fees

Diefenbach, Delio, Kearney & DeDionisio billed the Company $35,720 for professional fees rendered for the audit of the Company's annual financial statements and related assistance with the Form 10-KSB for the transition period ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

During the transition period ended December 31, 2000, Diefenbach, Delio, Kearney & DeDionisio, did not bill the Company for professional services related to financial information systems design and implementation.

All Other Fees

Diefenbach, Delio, Kearney & DeDionisio billed the Company $8,388 in all other fees for the transition period ended December 31, 2000, which included tax preparation, compliance and advisory services, and other miscellaneous interim professional services.

It is anticipated that no representative of Diefenbach, Delio, Kearney & DeDionisio will be present at the Annual Meeting. Diefenbach, Delio, Kearney & DeDionisio have served as the Company's auditors since September 14, 1987.

Under New York state law, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the appointment of the Company's auditor.

The Board recommends a vote FOR the approval of the appointment of Diefenbach, Delio, Kearney & DeDionisio.

Shareholder's Proposals

In order to be eligible for inclusion in the Company's proxy materials for the 2002 Annual Meeting of Shareholders, any shareholder proposal to take action at that meeting must be received at the Company's principal executive offices by December 17, 2001. Proposals submitted by a shareholder of the Company for consideration at the 2002 annual meeting of shareholders outside the processes of SEC Rule 14a-8 will not be considered at such meeting unless the Secretary of the Corporation has received written notice of the matter proposed to be presented from the shareholder on or prior to December 17, 2001.

Other Matters

The Company's common stock trades on the NASDAQ, Small-Cap Market, listing under the Symbol DIGM. The symbol DIGM relates to the Company's former name "Digimetrics, Inc.", which was changed in November 1992 to its present name, "Control Chief Holdings, Inc."

Shareholders who have not previously exchanged all of their share certificates evidencing stock in "Digimetrics, Inc." should notify Investor Relations at the Company's transfer agent, Registrar and Transfer Company, at 1-800-368-5948. If the "Digimetrics, Inc." stock certificates have been lost or misplaced, the transfer agent will assist in having stock certificates reissued.

The Board of Directors knows of no other matters to be presented at the meeting other than those specifically referred to in this Proxy Statement. However, if any other matters properly come before the meeting, it is intended that the persons named in the enclosed proxy will vote on such matters in accordance with their best judgment.

Cost of Solicitation

The cost of the solicitation of proxies is being paid by the Company. In addition to the solicitation of proxies by use of the mail, officers and other employees of the Company may, without extra compensation, solicit proxies personally or by telephone or telecopier. The Company will also request banks, brokers and others who hold shares for the benefit of other persons to forward proxy materials to such beneficial owners and will reimburse their expenses.

Shareholders are urged to sign, date and return the enclosed proxy in the enclosed return envelope. Your prompt response will be appreciated.

By Order of the Board of Directors

Douglas S. Bell

/s/ Douglas S. Bell
Chairman

Dated: April 25, 2001